Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Gain Therapeutics, Inc. (the "Company") for the quarterly period ended September 30, 2024 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Gene Mack, as Interim Chief Executive Officer and Chief Financial Officer of the Company, hereby certifies, pursuant to 18 U.S.C. §-1350, as adopted pursuant to §-906 of the Sarbanes-Oxley Act of 2002, that, to the best of his knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 14, 2024

/s/

By: /s/ Gene Mack
Gene Mack
Interim Chief Executive Officer and Chief Financial Officer
(Principal Executive Officer and Principal Financial Officer)